SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2003

PANERA BREAD COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-19253 (Commission File Number)	04-2723701 (IRS Employer Identification No.)

6710 Clayton Road Richmond Heights, MO (Address of principal executive offices)	63117 (Zip Code)

314-633-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Exhibit

Exhibit No.	Exhibit

99.1	Press Release, dated October 30, 2003 (furnished pursuant to Items 9 and 12)

Item 9. Regulation FD Disclosure

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant’s third quarter 2003 earnings press release dated October 30, 2003.

Item 12. Results of Operations and Financial Condition

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant’s third quarter 2003 earnings press release dated October 30, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY

By:	/s/ Mark E. Hood Name: Mark E. Hood Title: Senior Vice President Chief Financial Officer

Date: October 30, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated October 30, 2003, regarding third quarter 2003 earnings (furnished pursuant to Items 9 and 12)